SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2003

SURFORAMA.COM, INC.
-----------------------------------------
(Exact name of registrant as specified in its charter)
NEVADA                                98-0233878
(State or other jurisdiction of                                                   (I.R.S. Employer
incorporation or organization)                                              Identification No.)

18662 Mac Arthur Blvd., Suite #200-15
Irvine, CA                                                                     92612
(Address of principal executive offices)                                                                                       (Zip Code)

Registrants telephone number, including area code                                                                          (949) 440-3248

Commission File Number: 000-33165

867 West 8 th Avenue
Vancouver, British Columbia, Canada                                                                V6E 1E5
(Former name or former address,                                                                                                                          (Zip Code)
if changed since last report.)

Explanatory Note

The purpose of this amendment is to amend Item 5, Other Events.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5. OTHER EVENTS

Amendment of License Agreement with RTIN Holdings, Inc.

Surforama, by way of an assignment by RxSystems, Inc. on May 27, 2003, is the holder of a License Agreement (hereinafter "License") issued by RTIN Holdings, Inc. on March 19, 2002 for $3,500,000 in cash and a promissory note.

Surforama and RTIN amended the License Agreement referenced above to reflect a modification to the consideration set forth in the License Agreement.

Surforama issued to RTIN, 100,000 shares of Surforama’s Series A Convertible Preferred Stock (the “Shares") in exchange for RTIN canceling $2,000,000 of Surforama’s obligation to RTIN under the License Agreement and Promissory Note issued by Surforama to RTIN for the balance still remaining. The Shares are convertible into $2,000,000 of Surforama’s common shares at a conversion price based on the average daily closing price of Surforama's common stock for the 21 trading days in the month of September 2003, but in no circumstance less than $0.30 per share. These Shares provide no liquidation or dividend preference, and no voting rights unless and until converted into Surforama’s common stock.

As a result of the issuance of the Shares, Surforama will pay to RTIN $1,160,879.99 (the balance remaining on the obligation) in monthly payments of $25,000.00 per month through December 1, 2004, with the remaining principal and any accrued interest due in one final payment on December 31, 2004.

2

Agreement for Payment of David Parker pursuant to the Assignment of the License

Pursuant to the assignment of the License Agreement in which Surforama agreed to reimburse David Parker $370,000 for personal monies advanced by Mr. Parker to secure the License, Surforama has granted a security interest in the RTIN License and issued a promissory note to Mr. Parker providing for fully amortized monthly payments of $10,061.45 to Mr. Parker based on a five percent (5%) interest rate commencing January 15, 2004 and ending on May 15, 2007.

Creation of Safescript Pharmacies with TPG, L.L.C.

On May 28, 2003, Surforama in conjunction with TPG, L.L.C. (TPG) formed Safescript Pharmacies of California, L.L.C. The sole object and purpose of this limited liability company is to establish, acquire, own, hold, and operate fifty (50) pharmacies located in territories set forth in the license Surforama holds from RTIN. Pursuant to the operating agreement of this LLC, Surforama owns 51% and TPG owns 49% of Safescript Pharmacies. In exchange for its ownership interest in Safescript Pharmacies, TPG agreed to finance fifty (50) pharmacies in the amount of $230,000 per pharmacy location established. On June 30, 2003, TPG advanced $460,000.00 for the establishment of the first two pharmacies.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

2.1    License Agreement between RTIN Holdings, Inc. and RxSystems, Inc.(1)

            2.2    Assignment of RTIN Holdings, Inc. License from RxSystems, Inc. to Surforama.com, Inc. (1)

            2.3    Amendment to the License Agreement

            2.4     Agreement for Payment Pursuant to Assignment of License

(1)     Previously included as an exhibit to Form 8-K filed on May 28, 2003.

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ITEM 8. CHANGE IN FISCAL YEAR

None

ITEM 9. REGULATION FD DISCLOSURE

None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFORAMA.COM, INC.

/s/ David Parker_____
David Parker, President

Date:    July 14, 2003

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